Exhibit 10.3

CERTAIN INFORMATION CONTAINED IN THIS DOCUMENT HAS BEEN EXCLUDED AND REPLACED BY [**] BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT TO COUNTERFEIT DETERRENCE SYSTEM DEVELOPMENT AND LICENSE AGREEMENT

This is an Amendment to the Counterfeit Deterrence System Development and License Agreement (“DLA”) of January 1, 2013, between Digimarc Corporation, a corporation incorporated under the laws of Oregon and having its head office at 8500 SW Creekside Place, Beaverton, Oregon, U.S.A. 97008 (“Digimarc”) and Bank for International Settlements, created pursuant to The Hague Agreements of January 1930 having its head office at Centralbahnplatz 2, CH-4051 Basel, Switzerland (“BIS”).

This Amendment is effective January 1, 2023.

The parties agree to amend the DLA as follows:

Change Digimarc’s address to 8500 SW Creekside Place, Beaverton, Oregon, U.S.A. 97008.

After the last WHEREAS clause, add a new WHEREAS clause as follows:

WHEREAS:

The parties wish to extend this Counterfeit Deterrence System Development and License Agreement by entering into an Amendment effective 1 January 2023.

Delete the definition of “Pricing Formula”.

Replace the definition of “Term” with the following:

“Term” means the period commencing on the Effective Date and ending on 31 December 2029;

Add new Clause 2.15 as follows:

Digimarc shall, through the timely and diligent provision of the Services set out in this Agreement and the TAP, or as a result of any other reasonable request made by the CBCDG from time to time, support the CBCDG to develop internal expertise with respect to the CDS and the Services.

Add to the end of Clause 3.5 the following:

The CBCDG Project Director and the Digimarc Project Director will work together to encourage retention of Key Personnel and other Digimarc staff, in order to ensure a continued high quality Service delivery and individual staff development. For greater certainty, this shall include [**] as well as, in consultation with the Digimarc Project Director, presenting Key Personnel and other Digimarc staff with any relevant information regarding the CDS project and the potential evolution of their role therein as may from time to time be requested by the CBCDG.

Replace Clause 3.8 with the following:

Digimarc shall report on progress of the Services in the format and with the frequency directed in writing by the CBCDG Project Director. Digimarc will attend such review meetings as requested by the CBCDG Project Director. During these meetings the parties will review technical, planning and resource matters. Each such meeting will be held at a mutually agreeable date and location. At least half of the review meetings will be held at Digimarc unless the parties agree otherwise.

In Clause 6.8 change “[**]” to “[**]”.

Delete Clause 6.9.

Replace Clause 6.10 with the following:

If an approved Plan Budget for any of calendar is at least [**], but does not amount to at least [**], the CBCDG Contract Authority shall pay Digimarc all of its actual and reasonable costs incurred in connection with the reduced Plan Budget including:

(i)	third party contract termination costs;
(ii)	employee re-deployment or termination costs including severance, outplacement, benefits, acceleration of stock compensation, employer paid payroll taxes; and

(iii)         accounting, legal and travel costs associated with the reduced Plan Budget and related negotiations.

Digimarc shall use commercially reasonable efforts to mitigate all such costs.

Replace Clause 10.3(b) with the following:

(b) until the last day of the Term, every [**] provided by Digimarc to any Person for incorporation into any Device shall be capable of meeting the performance criteria which formed part of the Specifications for the major version number of that [**] was last released by the CBCDG under this Agreement.

Replace Clause 15.7 with the following:

Actual and reasonable Termination Costs shall be capped [**].

[**]

Replace Clause 15.9 with the following:

If an approved Plan Budget for any calendar year does not amount to at least [**], Digimarc has the option to consider this a termination for convenience. If Digimarc exercises this option, Digimarc shall be paid the amounts in clauses 15.6-15.8. Within [**] months of the approval of a Plan Budget below [**], Digimarc can exercise the option with notice. If Digimarc exercises this option, the Agreement will terminate [**] months after notice from Digimarc.

Add new Clause 15.13 as follows:

Notwithstanding the above, the BIS may also terminate the Agreement for convenience without cause after [**], by giving at least [**] years prior written notice of such termination to Digimarc. If the BIS provides such [**] year notice, Digimarc [**].

Clause 17.1, delete “fax, or”.

Replace Clause 17.2 with the following:

Any notice to Digimarc shall be sent to, and any notice from Digimarc shall be sent by:

Mr. Joel Meyer

Executive Vice President and

Chief Legal Officer and Secretary

Digimarc Corporation

8500 SW Creekside Place

Beaverton, Oregon 97008 USA

With a copy to:         Mr. George Rieck

Vice President, Government Programs and

Digimarc Project Director

Digimarc Corporation

8500 SW Creekside Place

Beaverton, Oregon 97008 USA

In Clause 17.3, delete the four lines with facsimile numbers.

In Clause 18.1(c) at the end add: unless otherwise set out in the Agreement.

Replace Schedule A System Description, Schedule B Digimarc Technology, Schedule C Project Technology and Schedule F Allowable Costs.as provided below.

In case of a conflict between the terms of this Amendment and the DLA, the terms of this Amendment control.

IN WITNESS WHEREOF, this Amendment has been executed and delivered by the parties hereto as follows:

BANK FOR INTERNATIONAL                            DIGIMARC CORPORATION

SETTLEMENTS

_______________________________                  __________________________________

Signature                                                      Signature

Name:         [**]                                                      Name: Riley McCormack

Title: [**]                                                      Title: President & Chief Executive Officer

Date: December 1, 2022                                    Date: November 17, 2022

_______________________________

Signature

Name: [**]

Title: [**]

Date: December 1, 2022

CERTAIN INFORMATION CONTAINED IN THIS DOCUMENT HAS BEEN EXCLUDED AND REPLACED BY [**] BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Schedule A System Description

1.0         GENERAL DESCRIPTION OF THE COUNTERFEIT DETERRENCE SYSTEM ("CDS")

The CDS is a system for the deterrence of the unauthorized digital [**] by the use of personal computer-based equipment. [**]

The capitalized terms in this Schedule A have the meanings provided in the Renewed and Extended Counterfeit Deterrence System Development and License Agreement and are not elaborated herein.

2.0         FUNCTIONAL DESCRIPTION OF THE CDS

The CDS is comprised of the following three subsystems:

1.         [**]

2.         [**]

3.         [**]

The functions of the various subsystems and components described below may be changed by the [**].

2.1         [**]

2.1.1         [**]

1.         [**]

2.         [**]

3.         [**]

2.1.2         [**]

1.         [**]

2.         [**]

3.         [**]2.2         [**]

1.         [**]

2.         [**]

3.          [**]

4.         [**]

5.          [**]

(a)         [**]

(b)         [**]

(c)         [**]

6.         [**]

7.         [**]

CERTAIN INFORMATION CONTAINED IN THIS DOCUMENT HAS BEEN EXCLUDED AND REPLACED BY [**] BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Schedule B Digimarc Technology

The Digimarc Technology includes techniques and system applications for [**].

This technology is partially described in the following issued representative U.S. and International patents:

US 5,636,292 C1

US 5,710,834

US 5,721,788

US 5,745,604

US 5,748,763

US 5,768,426

US 5,809,160

US 5,832,119 C1

US 5,850,481 C1

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CERTAIN INFORMATION CONTAINED IN THIS DOCUMENT HAS BEEN EXCLUDED AND REPLACED BY [**] BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Schedule C Project Technology

The Project Technology includes:

1.         The modification of techniques for using the Digimarc Technology and the BIS Technology in the [**].

2.         The effects and behaviors of [**] when used in [**].

3.         The effects of various types [**].

4.         Improvements to Digimarc’s testing and certification processes used in testing and certifying [**].

5.         The improvement of [**].

6.         The use of [**].

7.         Examples of Project Technology include:

CERTAIN INFORMATION CONTAINED IN THIS DOCUMENT HAS BEEN EXCLUDED AND REPLACED BY [**] BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

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CERTAIN INFORMATION CONTAINED IN THIS DOCUMENT HAS BEEN EXCLUDED AND REPLACED BY [**] BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

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CERTAIN INFORMATION CONTAINED IN THIS DOCUMENT HAS BEEN EXCLUDED AND REPLACED BY [**] BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Schedule F Allowable Costs

1.	For the purposes of this Schedule F:

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2.         [**]

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3.         [**]

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5.         [**]

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6.         [**]

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7.         [**]

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